  NICHOLAS FINANCIAL, INC   ask that Registered Shareholders limit their questions to two (2) per person at a time to ensure all Registered Shareholders who wish to have questions have the time to do so. If everyone is granted the opportunity to ask their questions and time permits additional questions can be presented. Exhibit 99.1

Nicholas Financial, Inc. 2020 Annual Shareholder General Meeting

New Logos

Covid–19: Update & Impact

Product Perfectly Suited for Economic Downturns Branch Model Excellent for the Lockdowns and Restrictions NFI Considered Essential Business in All Markets Stimulus and Expanded UE Helped Greatly Portfolio and Cash Collections Holding Up Extremely Well

Nicholas Financial, Inc. Business Update / Fiscal Year in Review

Headlines from FY’ 2020 Return to Profitability Direct Loan Expansion Successful Acquisitions

4 - Prong Approach Core Product (Indirect Retail) Direct / Consumer Loans Branch Expansion Portfolio / Company Acquisitions

Nicholas 2.0

KPI’s

Quarterly Loss Timing Charts

Metrolina Cash Flow Analysis As of 07/31/20 total collections = $14.9M and remaining UPB = $8.3M Payback period is projected to end by June 2021 Average gross portfolio yield realized 20.39%

Platinum Auto Finance Average gross portfolio yield realized 20.05% Payback period is projected to end by March 2022 As of 7/31/2020 total cash collections = $5.7M and remaining UPB = $15.9M

Nicholas Financial, Inc. Fiscal Year 2021 Outlook

1st Quarter Highlights Indirect Originations Direct Loan Production Portfolio Performance Positive Earnings

Year over Year Production

Production Graphs

Provision Impact Did not need virtually any additional Provision Expense in Q1 Still allocated $1.1 MM in Provision Expense each month Going into Q2 with $3 MM + in “Dry Powder”

Earnings Impact – Q1 FY ’21

Nicholas Financial, Inc. Expansion

Expansion Plans Columbia, SC Las Vegas, NV Milwaukee, WI Salt Lake City, UT Boise, ID Looking to add 4+ Branches each year

Branch Expansion - Branch Locations - Expansion Markets

Questions?

NICHOLAS FINANCIAL, INC

2020 ANNUAL GENERAL MEETING

Exhibit 99.1

DATE: August 27, 2020

PLACE: Nicholas Financial, Inc. – Corporate Headquarters
2454 McMullen Booth Road, Bldg. C
Clearwater, Florida 33759

AGENDA

- Call Meeting to Order
- Official Meeting Business
  - Minutes of Previous Annual General Meeting
  - Financial Statements and Auditors Report
  - Notice of Meeting
  - Report of Scrutineer
  - Election of Directors
  - Appointment of Auditors
  - Advisory Vote on Compensation
  - Authority to Destroy Proxies
  - Other Business
  - Meeting termination
- Operational Highlights and Summary Presentation
- Q&A with Management and Board of Directors

RULES

- All attendees are asked to sign-in and register as attendees of the meeting.
- Only Registered Shareholders of record may ask questions in this forum.
- Any Registered Shareholder wishing to ask questions is asked to identify themselves with their full name, and if representing institutional ownership, the name of the institution.
- We ask that Registered Shareholders limit their questions to two (2) per person at a time to ensure all Registered Shareholders who wish to ask questions have the time to do so. If everyone is granted the opportunity to ask their questions and time permits additional questions can be presented.

Nicholas Financial, Inc.

Nicholas Financial, Inc.
NFI
www.NicholasFinancial.com
Established 1985
Your Local Lending Partner

2020 Annual Shareholder General Meeting

Nicholas Financial, Inc.


Nicholas Financial, Inc.
2019 Annual Report
2019 Annual Report


Nicholas Financial, Inc.
2020 Annual Report
NFI
A NASDAQ traded company

Nicholas Financial, Inc.

Nicholas Financial

For 35 years

Nicholas Financial, Inc.

NFI

www.NicholasFinancial.com

Established 1985

Your Local Lending Partner

Nicholas Financial, Inc.

New Logos


Senior Branch Manager
www.nicholasfinancial.com
100% Club
Nicholas Financial, Inc.
2454 N McMullen Booth Road
Building C, Suite 501B
Clearwater, FL 33759
Phone: (727) 726-0763
Direct: (727) 726-0763


Nicholas Financial
Nicholas Financial
Welcomes
Platinum
Customers!!

Nicholas Financial, Inc.



Covid-19:

Update & Impact

Nicholas Financial, Inc.

- Product Perfectly Suited for Economic Downturns
- Branch Model Excellent for the Lockdowns and Restrictions
- NFI Considered Essential Business in All Markets
- Stimulus and Expanded UE Helped Greatly
- Portfolio and Cash Collections Holding Up Extremely Well

Nicholas Financial, Inc.


Amount of Deferrals Per Month
as % of Total Portfolio
3500
3000
2500
2000
1500
1000
500
0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2020-01
2020-02
2020-03
2020-04
2020-05
2020-06
2020-07
2020-08
2020-09
2020-10
2020-11
2020-12

Nicholas Financial, Inc.



$21M
15% COVID-19 Permitted Modification
$21M
$11M
7.5% Standard Permitted Modification
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
4%
4%
3%
3%
3%
3%
3%
3%
3%
3%
3%
2%
2%
2%
2%
2%
2%
2%
0%
0%
0%
0%
0%
0%
0%
0%
0%
1%
1%
1%
1%
1%
1%
1%
1%
1%
7/5
7/6
7/7
7/8
7/9
7/12
7/13
7/14
7/15
7/19
7/20
7/22
7/23
7/24
7/27
7/28
7/29
7/30
7/31
Current Invested $ Stnd Deferments
Curr Invested $ COVID-19 Deferments
Limit = 7.5% for standard deferments
Limit = 15% for COVID-19 deferments

Nicholas Financial, Inc.

Nicholas Financial, Inc.
NFI
www.NicholasFinancial.com
Established 1985
Your Local Lending Partner

Business Update / Fiscal Year in Review

Nicholas Financial, Inc.

Headlines from FY' 2020

- Return to Profitability
- Direct Loan Expansion
- Successful Acquisitions

Nicholas Financial, Inc.

4 - Prong Approach

- Core Product (Indirect Retail)
- Direct / Consumer Loans
- Branch Expansion
- Portfolio / Company Acquisitions

Nicholas Financial, Inc.


Comp Plans based on "All Around" Performance
Recommit to Branch Model
Restore Accountability to Branch Manager
Disciplined Underwriting and Pricing
Return to Core Products
Understanding Profitability over Volume Wins
Focus on Independent Dealer Competition
Compete Against Right Lenders
Nicholas 2.0

Nicholas Financial, Inc.

KPI's

Key Performance Indicators on Contracts Purchased
(Purchases in thousands)

Fiscal Year / Quarter	Number of Contracts Purchased	Principal Amount Purchased #	Average Amount Financed *^	Average APR *	Average Discount % *	Average Term *
2021	**1686**	**$16,796**	**$9,962**	**23.5 %**	**8.0 %**	**46**
1	1686	$16,796	$9,962	23.5 %	8.0 %	46
2020	**7647**	**$76,696**	**$10,035**	**23.4 %**	**7.9 %**	**47**
4	1991	$19,658	$9,873	23.5 %	7.9 %	46
3	1753	$17,880	$10,200	23.3 %	7.6 %	47
2	2011	$20,104	$9,997	23.5 %	7.9 %	46
1	1892	$19,054	$10,071	23.4 %	8.3 %	47
2019	**7684**	**$77,499**	**$10,086**	**23.5 %**	**8.2 %**	**47**
2018	**9767**	**$109,575**	**$11,219**	**22.4 %**	**7.4 %**	**54**
2017	**14619**	**$170,941**	**$11,693**	**22.2 %**	**7.1 %**	**57**

* - Each average included in the tables is calculated as a simple average.

^ - Average amount financed is calculated as a single loan amount.

- Bulk portfolio purchase excluded for period-over-period comparability.

Nicholas Financial, Inc.

Quarterly Loss Timing Charts



Cumulative Loss by Pool Age %
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Cumulative loss rate
<10
10
20
30
40
50
60
70
80
90
100
% of pool age
2014-1
2015-1
2016-1
2017-1
2018-1
2019-1
2020-1

Nicholas Financial, Inc.



Cumulative Loss by Pool Age %
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Cumulative loos rate
<10
10
20
30
40
50
60
70
80
90
100
% of pool age
2014-2
2015-2
2016-2
2017-2
2018-2
2019-2
2020-2

Nicholas Financial, Inc.



Cumulative Loss by Pool Age %
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Cumulative loos rate
<10
10
20
30
40
50
60
70
80
90
100
% of pool age
2014-3
2015-3
2016-3
2017-3
2018-3
2019-3
2020-3

Nicholas Financial, Inc.


Cumulative Loss by Pool Age %
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Cumulative loos rate
<10
10
20
30
40
50
60
70
80
90
100
% of pool age
2014-4
2015-4
2016-4
2017-4
2018-4
2019-4

Nicholas Financial, Inc.

Metrolina Cash Flow Analysis

- As of 07/31/20 total collections = $14.9M and remaining UPB = $8.3M
- Payback period is projected to end by June 2021
- Average gross portfolio yield realized 20.39%



Metrolina Payback Period
$5M
$0M
-$5M
-$10M
-$15M
-$20M
-$25M
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21
Jan-22
Apr-22

Nicholas Financial, Inc.

Platinum Auto Finance

- Average gross portfolio yield realized 20.05%
- Payback period is projected to end by March 2022
- As of 7/31/2020 total cash collections = $5.7M and remaining UPB = $15.9M


Platinum Payback Period
$5M
$0M
-$5M
-$10M
-$15M
-$20M
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23
Nov-23
Jan-24
Mar-24
May-24
Jul-24
Sep-24

Nicholas Financial, Inc.

Fiscal Year 2021 Outlook

Nicholas Financial, Inc.

1st Quarter Highlights

- Indirect Originations
- Direct Loan Production
- Portfolio Performance
- Positive Earnings

Nicholas Financial, Inc.

Year over Year Production

	Contracts Twelve Months ended March 31, (Purchases in thousands)		Direct Loans Twelve Months ended March 31, (Originations in thousands)		Contracts Three Months ended June 30, (Purchases in thousands)		Direct Loans Three Months ended June 30, (Originations in thousands)	
Contracts	2020	2019	2020	2019	2021	2020	2021	2020
Purchases/Originations	$76,696	$77,499	$12,638	$7,741	$16,796	$19,054	$2,455	$2,056
Average APR	23.4%	23.5%	28.2%	26.4%	23.5%	23.4%	28.7%	28.2%
Average discount	7.9%	8.2%	N/A	N/A	8.0%	8.3%	N/A	N/A
Average term (months)	47	47	25	25	46	47	26	24
Average amount financed	$10,035	$10,086	$4,017	$4,036	$9,962	$10,071	$4,373	$3,765
Number of Contracts	7,647	7,684	3,142	1,918	1,686	1,892	555	546

Nicholas Financial, Inc.

Production Graphs



Indirect Purchases
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
April
May
June
July
August
September
October
November
December
January
February
March
FY 2019
FY 2020
FY 2021



Direct Loan Production
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
April
May
June
July
August
September
October
November
December
January
February
March
FY 2019
FY 2020
FY 2021



Combined Production
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
April
May
June
July
August
September
October
November
December
January
Feburary
March
FY 2019
FY 2020
FY 2021

Nicholas Financial, Inc.

COMBINED - DIRECT & INDIRECT Consolidated	4/30/2020	5/31/2020	6/30/2020
Beginning Receivables	219,365,517	215,300,810	211,961,386
Purchases	5,098,011	6,563,468	7,489,218
Ending Receivables	215,300,810	211,961,386	208,808,223
Average Receivables	217,333,164	213,631,098	210,384,804
Charge-offs	1,519,292	1,365,872	1,604,315
Recoveries	377,244	366,171	531,781
Net Charge-Offs	1,142,047	999,701	1,072,534
C/O % for the Month (Annualized)	6.31%	5.62%	6.12%
C/O % for the Quarter (Annualized)			6.01%
C/O % Fiscal Year to Date (Annualized)	6.31%	5.96%	6.01%
6 Month Trailing C/O % (Annualized)	9.19%	8.87%	8.73%

INDIRECT LOANS ONLY Consolidated	4/30/2020	5/31/2020	6/30/2020

Nicholas Financial, Inc.

Provision Impact

- Did not need virtually any additional Provision Expense in Q1
- Still allocated $1.1 MM in Provision Expense each month
- Going into Q2 with $3 MM + in "Dry Powder"

Nicholas Financial, Inc.

Earnings Impact – Q1 FY '21

Income Statement YoY Analysis

	3 Months Ended			
shown in $000's	June 30, 2020	June 30, 2019	Var, $	Var, %
Finance Activities	14,151	16,641	(2,490)	**-15%**
Marketing	219	411	(192)	-47%
Salaries and employee benefits	4,152	4,821	(669)	-14%
Administrative	2,900	3,638	(738)	-20%
Depreciation and Amortization	72	101	(29)	-29%
Operating Expenses	7,343	8,971	(1,628)	-18%
Provision for Credit Losses	3,300	4,385	(1,085)	-25%
Interest Expense	1,649	2,488	(839)	-34%
Pre-Tax Income	**1,859**	**797**	**1,062**	**133%**
Income Tax Expense (Benefit)	429	206	223	108%
Net Income/(Loss)	**1,430**	**591**	**839**	**142%**

Nicholas Financial, Inc.

Nicholas Financial, Inc.
NFI
www.NicholasFinancial.com
Established 1985
Your Local Lending Partner

Expansion

Nicholas Financial, Inc.

Expansion Plans

- Columbia, SC
- Las Vegas, NV
- Milwaukee, WI
- Salt Lake City, UT
- Boise, ID

Looking to add 4+ Branches each year

Nicholas Financial, Inc.

Branch Expansion


- Branch Locations
- Expansion Markets

Nicholas Financial, Inc.

Questions?